Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 The undersigned as Chief Operating Officer and Chief Financial Officer of the Company, does hereby certify that the foregoing Annual Report of CLAIMSNET.COM INC. (the "Company") on Form 10-K for the period ending December 31, 2002 (the "Report"):

         (1) Fully complies with the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934; and

         (2) Fairly presents, in all material respects, the financial condition and result of operations of the Company.



 /s/ Paul W. Miller
 ---------------------
 Paul W. Miller
 Chief Operating Officer and Chief Financial Officer
 March 31, 2003




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